EXHIBIT 99.1

Nasdaq Symbol

USPI

November 15, 2001

UNIQUE HEALTHCARE PROVIDER

Don Steen
Chairman and Chief Executive Officer

Bill Wilcox
President

Mark Kopser
Chief Financial Officer

KEY INVESTMENT POINTS

•  Leading operator of surgery centers and private surgical hospitals in the U. S. and Western Europe

•  Experienced management with proven track record

•  Fast growing, fragmented industry with significant acquisition and development opportunities

•  Attractive same facility volume and pricing metrics

COMPANY INFORMATION

COMPANY PROFILE

•  Surgery focus in all markets

•  Quality experience for physicians, patients and payors

•  46 surgical facilities in the U. S., Spain and the U.K.

•  $174.5 million revenue and $37.5 million EBITDA, less Minority Interests, for the first nine months of 2001

•  16.1% domestic and 12.6% international same facility surgical case growth over prior year for the nine months ended September 30th 2001

•  Strategic relationships with 6 healthcare system partners covering 19 domestic USPI facilities

FACILITIES

BALANCED GEOGRAPHIC REACH

Diversity across regions provides cash flow stability

FAVORABLE REVENUE AND PAYOR MIX

Focused on High Margin Specialties and Reliable Payors

EXPERIENCED SENIOR MANAGEMENT

Name	Title	Experience	Years
Don Steen	Chairman and CEO	President, HCA's International Group CEO, Medical Care America	30

Bill Wilcox	President	CEO, United Dental Care President, Medical Care America	25

Mark Kopser	CFO	CFO, HCA's International Division	14

Brett Brodnax	Chief Development Officer	Baylor Health Care System	10

Dave Alexander, M.D.	President, OrthoLink	Chairman, OrthoLink	10

Gabriel Masfurroll	President, Spanish Ops.	President and CEO, HCA's Spanish Ops.	20

Pat McCann	President, United Kingdom Operations	CEO Harley Street Clinic, HCA CEO St. Mary's NHS	25

Rick Sirchio	V.P. Treasury/Investor Relations	Healthcare Segment Head, CitiCorp Healthcare Department Head, GE Capital	25

INDUSTRY OVERVIEW

RAPIDLY GROWING MARKET

U.S. Outpatient Surgery Market

(Surgeries In thousands)

In 1980, outpatient surgery represented 15% of all surgeries

PRIVATE HEALTH SPENDING IN EUROPE

Private Expenditure as a Percentage of Total Healthcare Spending

OPPORTUNITIES IN WESTERN EUROPE

• Similar drivers as in the United States

• Physician-driven healthcare

• Contracting with payors requires critical mass and efficient operations

• Limited competition

GROWTH STRATEGY

FOCUSED GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH

•	Maintain high performance standards on existing operations

	–	12% domestic and 10% international same store case growth from 1999 to 2000

	–	16.1% domestic and 12.6% international same facility surgical case growth over prior year for the nine months ended September 30th 2001

•	Implement and enhance operating improvements to attract physicians, drive demand and increase profitability in all markets

	–	Incorporate USPI’s EDGE

GROWING FACILITIES NETWORK

•  Active pipeline

–  Two Letters of Intent for domestic ASCs executed

•  Expanded network of facilities in existing markets

–  Two de novo projects opened during third quarter

•  Target one additional Western European market

FACILITY "SEASONING" – DE NOVO MODEL

	Year1	Year2	Year3
Cases	2,000	3,600	4,200
Revenue (000)	$2,312	$4,162	$4,855
EBITDA	$600	$1,200	$1,700
Margin	26.0%	28.8%	35.0%
Revenue/Case	$1,156	$1,156	$1,156
Cases/OR/Month	42	75	88
Capacity Utilization (1,500 cases/year/OR)	33.6%	60.0%	70.4%
EBITDA/Case	$300	$333	$405

Focused efforts on maintaining strong internal growth and operating efficiencies to drive margin expansion

STRONG RETURNS ON INVESTMENT

Facility Development Case Study

Note: Based on a four operating room facility

Return on Invested Capital: 30% in Year Three

FACILITY GROWTH

Number of Facilities

USPI's expansion balances acquisitions with de novos

PARTNERSHIPS ACCELERATE GROWTH

SURGERY CENTER MODEL

BAYLOR JV CASE STUDY

Same Store September YTD 2001

13 total centers (10 currently in operation & 3 under construction)

JOINT VENTURE SUCCESS

•  Baylor Health System

– 10 operational and 3 in development

•  Meridian Health System

– 1 operational and 1 in development

•  St. Thomas Health System

– 3 in development

•  Mt. Sinai

– 1 awaiting CON approval

FINANCIAL OVERVIEW

RAPID REVENUE GROWTH

($ in millions)

RAPID EBITDA GROWTH

($ in millions)

EXPANDING MARGINS

Same Store Facility EBITDA Margins

IMPROVED RECEIVABLES MANAGEMENT

Days Outstanding

CAPITALIZATION TO SUPPORT CONTINUED GROWTH

($ in millions)

As of Sept. 30, 2001
Cash and Equivalents	$15.6
Senior Debt	$108.0
Subordinated Debt	31.1
Total Debt	$139.1
Preferred Stock	20.6
Total Debt & Preferred Stock	$159.7
Total Shareholders' Equity	231.5
Total Capitalization	$391.2

MILEPOSTS FOR SUCCESS

Nasdaq Symbol

USPI

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